CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R.§§ 200.80(B)4, AND 240.24B-2

Exhibit 10.1

AMENDMENT No. 1

to the Strategic Collaboration, Option and License Agreement

between Novartis Pharma AG and Akcea Therapeutics, Inc.

This Amendment No. 1 (“Amendment”) is entered into as of February 22, 2019 (“Amendment Effective Date”) by and between Novartis Pharma AG, a Swiss corporation having its principal place of business at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”), and Akcea Therapeutics, Inc., a Delaware corporation having its principal place of business at 22 Boston Wharf Road, 9th Floor, Boston, MA 02210, USA (“Akcea”). Novartis and Akcea are each referred to individually as a “Party” and together as the “Parties”.

WHEREAS, Novartis and Akcea are parties to a Strategic Collaboration, Option and License Agreement dated as of January 5th, 2017 (the “Agreement”) with respect to the Development and Commercialization of the Product in the Territory;

WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.	DEFINITIONS

Unless otherwise defined herein, capitalized words in this Amendment shall have the meanings attributed to them in the Agreement.

2.	AMENDMENTS

The Parties agree that, as of the Amendment Effective Date, the Agreement is amended as set forth in this Section 2.

CONFIDENTIAL

2.1	Section 6.5 of the Agreement is deleted in its entirety and replaced with the following:

“6.5(A) Akcea’s Right to Co-Commercialize AKCEA-APO(a)-LRx

On or before the [***] calendar day after [***] or [***] for AKCEA-APO(a)-LRx, whichever is earlier, Novartis shall deliver written notice to Akcea indicating its election, in Novartis’ sole discretion, to either:

(i)Increase the sales milestones in relation to AKCEA-APO(a)-LRx to the amounts stated below, whereupon Table 3 in Section 7.5 of the Agreement shall be deleted in its entirety and replaced with the following:

Table 3
Sales Milestone Event for AKCEA-APO(a)-LRx	Milestone Payment
US$[***] in Annual Net Sales	US$[***]
US$[***] in Annual Net Sales	US$[***]
US$[***] in Annual Net Sales	US$[***]

For the avoidance of doubt, if Novartis exercises this option (i), Akcea shall have no right, interest or claim in or to the Co-Commercialization of AKCEA-APO(a)-LRx and Novartis shall have no obligation to negotiate any such rights with Akcea; or

(ii)Enter into good faith negotiations with Akcea on the terms and conditions upon which Akcea will Co-Commercialize AKCEA-APO(a)-LRx, whereby the scope of such good faith negotiations would be within the following framework:

(a)

The countries within the scope of the good faith negotiations for the Co-Commercialization of AKCEA-APO(a)-LRx shall be the [***], [***] (or, in lieu of [***]), the [***] and [***] (each a “Co-Commercialization Territory”);

(b)	Akcea would have the right to contribute up to [***] percent ([***]%) of the Novartis FTEs (i.e., [***]) FTEs only) in each Co-Commercialization Territory (the “Contributed FTEs”);
(c)

The Contributed FTEs shall be [***] (i.e., [***] filling positions under [***] that [***] and were [***] at least [***] ([***]) [***] prior to the [***] for AKCEA-APO(a)-LRx in the respective Co-Commercialization Territory) and shall have a comparable level of scientific and/or commercial expertise as the applicable [***] and[***] in the applicable Co-Commercialization Territory (e.g., a minimum of [***] ([***]) years’ experience in cardio-metabolic disease and/or the lipid area);

CONFIDENTIAL

(d)	Akcea shall be fully responsible for all [***] of the Contributed FTEs in each Co-Commercialization Territory;
(e)	The Contributed FTEs shall be fully trained in, and comply with, all applicable Novartis policies and guidelines;
(f)

Novartis shall, in its sole discretion, determine in good faith the [***] between the [***] and [***] and the Contributed FTEs, with consideration being given to the existing [***] and any existing relationships that may have been developed around them;

(g)	The Contributed FTEs shall meet the performance standards expected of similarly situated Novartis associates; and
(h)	All remaining terms and conditions upon which Akcea will Co-Commercialize AKCEA-APO(a)-LRx will be negotiated in good faith between the Parties at the time of such negotiation.

6.5 (B) Akcea’s Right to Co-Commercialize AKCEA-APOCIII-LRx.

Akcea has the right to Co-Commercialize AKCEA-APOCIII-LRx with Novartis in selected markets with the terms and conditions of such Co-Commercialization to be mutually agreed between Akcea and Novartis.  If, on or before the [***] calendar day after [***] or [***] for AKCEA-APOCIII-LRx, Akcea delivers written notice to Novartis indicating that Akcea intends to Co-Commercialize AKCEA-APOCIII-LRx, then the Parties shall negotiate in good faith on the terms and conditions upon which Akcea will Co-Commercialize AKCEA-APOCIII-LRx.

3.	INTEGRATION

As specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment.

4.	APPLICABLE LAW & JURISDICTION

This Amendment shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

5.	COUNTERPARTS

This Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signature pages of this Amendment may be exchanged by facsimile or other electronic means without affecting the validity thereof.

[Remainder of Page Intentionally Left Blank – Signature Page to Follow]

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

NOVARTIS PHARMA AG		AKCEA THERAPEUTICS, INC.

By:	/s/ Neil Johnston	By:	/s/ Paula Soteropoulos

Name:	Neil Johnston	Name:	Paula Soteropoulos

Title:	Global Head BD&L Pharma	Title:	CEO

Date:		Date:	Feb 14, 2019

By:	/s/ Martin Berchtold

Name:	Martin Berchtold

Title:	Senior Legal Counsel

Date: